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Exhibit 32.1 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Asia Automotive Acquisition Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (the "Form 10-KSB") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material aspects, the financial condition and results of operations of the Company.


Dated: April 17, 2007                   /s/ William R. Herren
                                        ----------------------------------------
                                        William R. Herren
                                        Chairman of the Board


                                        /s/ Rudy Wilson
                                        ----------------------------------------
                                        Rudy Wilson
                                        Chief Executive Officer


                                        /s/ David J. Brophy
                                        ----------------------------------------
                                        David J. Brophy
                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.